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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                September 2, 2003
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement, dated as of March 31, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-CAT-1.

                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     333-100485-03             13-7194961
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)



745 7th Avenue
New York, New York                                                    10019
(Address of Principal Executive Offices)                            (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

On September 2, 2003 distributions were made to the Holders of the Corporate Bond-Backed Certificates, Series 1998-CAT-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending September 2, 2003.

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2003



                                               Lehman ABS Corporation

                                               By: /s/ Rene Canezin
                                                  -------------------------
                                               Name: Rene Canezin
                                               Title: Senior Vice President
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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending
                           September 2, 2003.